Mirae Asset Discovery Funds

(the “Trust”)

Asia Great Consumer Fund

Supplement dated September 15, 2017

to the Prospectus and Summary Prospectus dated August 28, 2017

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE ASIA GREAT CONSUMER FUND

On September 12, 2017, the Board of Trustees (the “Board”) of Mirae Asset Discovery Funds (the “Trust”) approved a Plan of Reorganization, which contemplates the reorganization of the Asia Great Consumer Fund, a series of the Trust (the “Acquired Fund”), with and into the Asia Fund, also a series of the Trust, (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). The reorganization is expected to take effect later this year. The reorganization does not require a shareholder vote by the Acquired Fund’s shareholders, but the reorganization is subject to the satisfaction of certain conditions. More information about the Acquiring Fund and the definitive terms of the reorganization will be included in an information statement that will be mailed to shareholders at a later date.

In anticipation of the reorganization, the Board has determined to close the Asia Great Consumer Fund to new investors effective October 16, 2017.

After considering the recommendation of Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”), the Funds’ investment manager, the Board concluded that the reorganization would be in the best interests of each Fund and their shareholders and the shareholders’ interests will not be diluted as a result of the reorganization. It is expected that the reorganization of the Funds will be effected on a tax-free basis for federal income tax purposes. This tax-free treatment, however, does not extend to transactions that occur prior to, or after, the reorganization. During this time, the Acquired Fund may depart from its stated investment objectives and strategies. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE ACQUIRED FUND AND THE TAX IMPACT OF THE REORGANIZATION OF THE ACQUIRED FUND.

If a shareholder redeems shares of the Acquired Fund within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.